Subsequent Event	12 Months Ended
Sep. 30, 2012
Subsequent Events [Abstract]
Subsequent Event
Subsequent Event

South Valley Bancorp, Inc. On April 4, 2012, the Company and South Valley Bancorp, Inc. (“South Valley”) announced the signing of a definitive merger agreement. The merger agreement calls for the merger of South Valley with and into the Company, followed by the merger of South Valley's wholly owned subsidiary, South Valley Bank & Trust, into the Company's wholly owned subsidiary, Washington Federal. Under the terms of the definitive merger agreement, Washington Federal issued 1,995,936 shares and paid $10.4 million in cash consideration. Aggregate consideration, cash and stock combined, totaled $44 million. The transaction closed on October 31, 2012. The combined company has 190 offices in eight western states with total assets of approximately $13.3 billion and total deposits of approximately $9.3 billion.